UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2008

U-Store-It Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

50 Public Square, Suite 2800, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-274-1340

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective January 25, 2008, the Board of Trustees elected Daniel B. Hurwitz as a Trustee of the Company to serve until the Company’s annual meeting of shareholders to be held in May 2008, at which time Mr. Hurwitz will stand for reelection. Mr. Hurwitz will serve on the Audit Committee and the Compensation Committee of the Board of Trustees, and he is independent pursuant to the listing standards of the New York Stock Exchange. There is no arrangement or understanding between Mr. Hurwitz and any other person pursuant to which Mr. Hurwitz was selected as a Trustee. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Mr. Hurwitz will participate in the Company’s standard compensation arrangements for non-employee Trustees, which are set forth on Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, filed with the Securities and Exchange Commission on May 10, 2007. Consistent with those arrangements, on January 25, 2008, Mr. Hurwitz and each of the Company’s non-employee Trustees were granted 6,912 restricted shares of the Company, which vest on the earlier of the first anniversary of the grant date or the date of the Company’s annual meeting of shareholders in 2009. A copy of the form of the Restricted Share Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

In connection with Mr. Hurwitz’s election as a Trustee, the Company and U-Store-It, L.P., a Delaware limited partnership, of which the Company is the sole general partner, entered into an Indemnification Agreement with Mr. Hurwitz pursuant to which he is entitled to be indemnified to the maximum extent provided by Maryland law if he is, or is threatened to be made, a party to a proceeding by reason of his status as a Trustee of the Company. A copy of the Indemnification Agreement with Mr. Hurwitz will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No. Description

99.1 U-Store-It Trust Press Release, dated January 28, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

January 28, 2008	By:	Kathleen A. Weigand

Name: Kathleen A. Weigand
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	U-Store-It Trust Press Release, dated January 28, 2008